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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 23, 2005

                            SANGAMO BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                000-30171                                 68-0359556
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         (Commission File Number)             (IRS Employer Identification No.)

          501 Canal Blvd, Suite A100             Richmond, California 94804
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (510) 970-6000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On June 23, 2005, Edwards Lifesciences Corporation issued a press release announcing that it had initiated a second clinical trial of EW-A-401 at Duke University Medical Center for the treatment of critical limb ischemia, a symptom of peripheral artery disease. EW-A-401 is a therapeutic compound developed by Sangamo Biosciences, Inc designed to stimulate the growth of normal blood vessels.

A copy of the press release issued by Edwards Lifesciences Corporation relating to the clinical trial is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.
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99.1          Press Release Issued June 23, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 23, 2005

                                          SANGAMO BIOSCIENCES, INC.

                                          By: /s/ EDWARD O. LANPHIER II
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                                              Edward O. Lanphier II
                                              President, Chief Executive Officer